KBR, INC. 8-K

Exhibit 10.1

AMENDMENT NO. 7 TO CREDIT AGREEMENT (REFINANCING AMENDMENT)

This AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 30, 2022, is entered into by and among KBR, INC., a Delaware corporation (“KBR”), the Guarantors (as identified on the signature pages hereto, and together with KBR, the “Loan Parties”), each Permitted Refinancing 2022 Lender (as defined below), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as the Swing Line Lender (as defined in the Existing Credit Agreement (as defined below)), and each L/C Issuer (as defined in the Existing Credit Agreement).

RECITALS

WHEREAS, the Borrowers, the Administrative Agent and certain banks and other financial institutions (to the extent of their Loans and Commitments under the Existing Credit Agreement as in effect immediately prior to giving effect to this Amendment, the “Existing Lenders”) are parties to that certain Syndicated Facility Agreement, dated as of April 25, 2018 (as previously amended, as amended hereby and as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Existing Lenders have extended certain revolving and term loan facilities to KBR;

WHEREAS, subject to the terms and conditions of the Existing Credit Agreement, and pursuant to Section 2.15 of the Existing Credit Agreement, KBR has requested that (a) the Lenders party hereto agree to provide Permitted Refinancing Term Loans in an aggregate principal amount of $99,266,146.01 (the “2022 Refinancing Term Loan”), and each of the Lenders with a commitment to the 2022 Refinancing Term Loan in the amount listed on Exhibit A hereto (such Lenders, the “Permitted Refinancing 2022 Lenders”) is willing to effect such 2022 Refinancing Term Loans, as provided in, and on the terms and conditions contained in, this Amendment and the Existing Credit Agreement and (b) the Existing Credit Agreement be amended in the manner provided herein (the transactions described in this paragraph, collectively, the “Transactions”).

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Existing Credit Agreement.

2.             2022 Refinancing Term Loans. Subject to the terms and conditions hereof and in accordance with Section 2.15 of the Existing Credit Agreement:

(a)           Making of 2022 Refinancing Term Loans. Each Permitted Refinancing 2022 Lender hereby severally agrees to make 2022 Refinancing Term Loans to KBR in an aggregate amount equal to $99,266,146.01 in a single drawing on the Amendment No. 7 Effective Date (as defined below), with each such Permitted Refinancing 2022 Lender making 2022 Refinancing Term Loans in the aggregate principal amount set forth for such Permitted Refinancing 2022 Lender on Exhibit A hereto, on the terms and subject to the conditions set forth in this Amendment. Any 2022 Refinancing Term Loans borrowed and subsequently repaid or prepaid may not be reborrowed.

(b)           2022 Refinancing Term Loans Provisions. The 2022 Refinancing Term Loans shall: (i) constitute Obligations, Permitted Refinancing Term Loans, Term Loans and Loans under the Credit Agreement and the other Loan Documents and have all of the benefits thereof, (ii) be secured by the Collateral and rank pari passu in right of payment and security with the existing Loans under the Credit Agreement, (iii) refinance and replace the existing Term A-1 Loans under the Term A-1 Facility under the Existing Credit Agreement and, from and after the Amendment No. 7 Effective Date, constitute the “Term A-1 Loans” under the Credit Agreement, with all uses of the term “Term A-1 Loans” under the Credit Agreement on and after the Amendment No. 7 Effective Date (except as otherwise set forth below) to be deemed to refer to the 2022 Refinancing Term Loans provided under this Amendment and, with respect to references to the Term A-1 Lenders, to the Permitted Refinancing 2022 Lenders (as applicable), including without limitation the definition of Maturity Date and (iv) except as specifically provided in this Amendment, be subject to all the same terms and conditions (including, without limitation, prepayment rights and rights with respect to Events of Default) as the Term A-1 Loans under the Term A-1 Facility. The 2022 Refinancing Term Loans constitute term “A” loans and not term “B” loans. Notwithstanding, but without limitation of, the foregoing:

(i)                 the following new definitions are added to the Credit Agreement in their proper alphabetical order:

“2022 Refinancing Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1% (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, (c) 2022 Refinancing Term SOFR plus 1.00% and (d) 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the 2022 Refinancing Base Rate is being used as an alternate rate of interest, then the 2022 Refinancing Base Rate shall be the greater of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above.

“2022 Refinancing Base Rate Loan” means any 2022 Refinancing Term Loan that bears interest at the 2022 Refinancing Base Rate.

“2022 Refinancing Interest Payment Date” means, as to any 2022 Refinancing Term Loan, the last day of each 2022 Refinancing Interest Period applicable to such Loan and the Maturity Date with respect to the 2022 Refinancing Term Loan.

“2022 Refinancing Interest Period” means as to each 2022 Refinancing Term SOFR Loan, the period commencing on the date such 2022 Refinancing Term SOFR Loan is disbursed or converted to or continued as a 2022 Refinancing Term SOFR Loan and ending on the date one or three months thereafter (in the case of each requested 2022 Refinancing Interest Period, subject to availability), as selected by KBR in its 2022 Refinancing Term Loan Notice; provided that:

(a)       any 2022 Refinancing Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a 2022 Refinancing Term SOFR Loan, such Business Day falls in another calendar month, in which case such 2022 Refinancing Interest Period shall end on the next preceding Business Day;

(b)       any 2022 Refinancing Interest Period pertaining to a 2022 Refinancing Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such 2022 Refinancing Interest Period) shall end on the last Business Day of the calendar month at the end of such 2022 Refinancing Interest Period; and

(c)        no 2022 Refinancing Interest Period shall extend beyond the Maturity Date with respect to the 2022 Refinancing Term Loans.

“2022 Refinancing SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

“2022 Refinancing Successor Rate” means any successor to 2022 Refinancing Term SOFR for purposes of the 2022 Refinancing Term Loans as provided in this Amendment.

“2022 Refinancing Term Loan Conforming Changes” means, with respect to the use, administration of or any conventions associated with 2022 Refinancing SOFR, 2022 Refinancing Term SOFR or any proposed Successor Rate for Dollars, as applicable, any conforming changes to the definitions of “2022 Refinancing Base Rate”, “2022 Refinancing SOFR”, “2022 Refinancing Term SOFR” and “2022 Refinancing Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for Dollars (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for Dollars exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“2022 Refinancing Term Loan Notice” means a notice of (a) a borrowing of the 2022 Refinancing Term Loans on the Amendment No. 7 Effective Date, (b) a conversion of 2022 Refinancing Term Loans from one 2022 Refinancing Term Loan Type to the other, or (c) a continuation of 2022 Refinancing Term SOFR Loans pursuant to this Amendment, which shall be substantially in the form of Exhibit B to this Amendment or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of KBR.

“2022 Refinancing Term Loan Type” means, with respect to a 2022 Refinancing Term Loan, its character as a 2022 Refinancing Base Rate Loan or a 2022 Refinancing Term SOFR Loan.

“2022 Refinancing Term SOFR” means:

(a)       for any 2022 Refinancing Interest Period with respect to a 2022 Refinancing Term SOFR Loan, the rate per annum equal to the 2022 Refinancing Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such 2022 Refinancing Interest Period with a term equivalent to such 2022 Refinancing Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then 2022 Refinancing Term SOFR means the 2022 Refinancing Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and

(b)       for any interest calculation with respect to a 2022 Refinancing Base Rate Loan on any date, the rate per annum equal to the 2022 Refinancing Term SOFR Screen Rate with a term of one month commencing that day;

provided that if 2022 Refinancing Term SOFR determined in accordance with any of the foregoing provisions of this definition would otherwise be less than zero, 2022 Refinancing Term SOFR shall be deemed zero for purposes of this Agreement.

“2022 Refinancing Term SOFR Loan” means a 2022 Refinancing Term Loan that bears interest at a rate based on clause (a) of the definition of 2022 Refinancing Term SOFR.

“2022 Refinancing Term SOFR Screen Rate” means the forward-looking 2022 Refinancing SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“CME” means CME Group Benchmark Administration Limited.

“Seventh Amendment” means that certain Amendment No. 7 to Credit Agreement (Refinancing Amendment) dated as of the Amendment No. 7 Effective Date, among KBR, each Subsidiary of KBR party thereto, the Permitted Refinancing 2022 Lenders party thereto and the Administrative Agent.

“SOFR Adjustment” means 0.10%.

“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

(ii)          the definition of “Designated Borrower” shall be amended and restated to read as follows”

“ ‘Designated Borrower’ has the meaning specified in the introductory paragraph hereto, and means, with respect to (a) the Term A-3 Facility, the Term A-3 Borrower and (b) the Revolving Credit Facility, means any Subsidiary of the Borrower (i) that is organized under the laws of the United States, the United Kingdom, the Netherlands, Australia or any other jurisdiction reasonably acceptable to each Revolving Credit Lender and (ii) (x) which is designated as a Designated Borrower pursuant to Section 2.18.”

(iii)         the definition of “Term A-1 Borrower” shall be amended and restated to read as follows:

“ ‘Term A-1 Borrower’ means, prior to the Amendment No. 7 Effective Date, Kellogg Brown & Root Pty Ltd., a proprietary limited company organized under the laws of Australia and an indirect Subsidiary of KBR and, on and after the Amendment No. 7 Effective Date, KBR. Upon the occurrence of the Amendment No. 7 Effective Date, the Term A-1 Borrower shall cease to be a Designated Borrower.”;

(iv)         the definition of “Term A-1 Borrowing” shall be amended and restated to read as follows:

“ “Term A-1 Borrowing’ means, (a) prior to the Amendment No. 7 Effective Date, a borrowing consisting of simultaneous Term A-1 Loans of the same Type and having the same Interest Period made by each of the Term A-1 Lenders pursuant to Section 2.01(a)(i) and (b) on and after the Amendment No. 7 Effective Date, the borrowing of the 2022 Refinancing Term Loans under the Seventh Amendment on the Amendment No. 7 Effective Date.”;

(v)          the definition of “Term A-1 Commitment” shall be amended and restated to read as follows:

“ “Term A-1 Commitment’ means, (a) prior to the Amendment No. 7 Effective Date, as to each Term A-1 Lender, its obligation to make Term A-1 Loans to the Term A-1 Borrower pursuant to Section 2.01(a)(i) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term A-1 Lender’s name on Schedule 2.01 under the caption “Term A-1 Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term A-1 Lender becomes a party hereto, as applicable, as such amount maybe adjusted from time to time in accordance with this Agreement and (b) on or after the Amendment No. 7 Effective Date, the commitment of the Permitted Refinancing 2022 Lenders to make the 2022 Refinancing Term Loans pursuant to the Seventh Amendment on the Amendment No. 7 Effective Date, as set forth on Exhibit A of the Seventh Amendment, and such Term A-1 Commitment shall be reduced to $0 on the Amendment No. 7 Effective Date immediately after the advance of the 2022 Refinancing Term Loans on such date.”

(vi)         the definition of “Term A-1 Facility” shall be amended and restated to read as follows:

“‘Term A-1 Facility’ means (a) prior to the Amendment No. 7 Effective Date, the aggregate principal amount of the Term A-1 Loans of all Term A-1 Lenders outstanding at such time (b) on the Amendment No. 7 Effective Date, the aggregate amount of the Permitted Refinancing 2022 Term Loans at such time, and (c) thereafter, the aggregate principal amount of the Term A-1 Loans of all Term A-1 Lenders outstanding at such time. Prior to the Amendment No. 7 Effective Date, the Term A-1 Facility shall be denominated in Australian Dollars, and on and after the Amendment No. 7 Effective Date, the Term A-1 Facility shall be denominated in Dollars. The aggregate outstanding principal amount of the Term A-1 Facility on the Amendment No. 7 Effective Date is $99,266,146.01.”

(vii)        Section 2.01(a)(i) shall be amended to add a new paragraph at the end of Section 2.01(a)(i) to read as follows:

“Notwithstanding anything to the contrary herein, subject to the terms and conditions set forth in the Seventh Amendment, each Term A-1 Lender severally agrees to make a single loan in Dollars to the Term A-1 Borrower on the Amendment No. 7 Effective Date, in an aggregate amount not to exceed such Term A-1 Lender’s Term A-1 Commitment. The Term A-1 Borrowing shall consist of Term A-1 Loans made simultaneously by the Term A-1 Lenders in accordance with their respective Term A-1 Commitments. Amounts borrowed under this Section 2.01(a)(i) and repaid or prepaid may not be reborrowed. Term A-1 Loans may be 2022 Refinancing Base Rate Loans or 2022 Refinancing Term SOFR Loans as further provided herein and in the Seventh Amendment.”

(viii)       Section 2.02 shall be amended to add a new Section 2.02(h) to read as follows:

“Notwithstanding anything in this Section 2.02 to the contrary, each Borrowing of 2022 Refinancing Term Loans, each conversion of 2022 Refinancing Term Loans from one 2022 Refinancing Term Loan Type to the other, and each continuation of 2022 Refinancing Term SOFR Loans shall be made upon KBR’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a 2022 Refinancing Term Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a 2022 Refinancing Term Loan Notice. Each such 2022 Refinancing Term Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) (1) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of 2022 Refinancing Term SOFR Loans or of any conversion of 2022 Refinancing Term SOFR Loans to 2022 Refinancing Base Rate Loans or (2) on the date of any proposed Borrowing of 2022 Refinancing Base Rate Loans. Each Borrowing of, conversion to or continuation of 2022 Refinancing Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each 2022 Refinancing Term Loan Notice shall specify (i) whether KBR is requesting a Borrowing, a conversion of 2022 Refinancing Term Loans from one 2022 Refinancing Term Loan Type to the other, or a continuation of 2022 Refinancing Term SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of 2022 Refinancing Term Loans to be borrowed, converted or continued, (iv) the 2022 Refinancing Term Loan Type of 2022 Refinancing Term Loans to be borrowed or to which existing 2022 Refinancing Term Loans are to be converted, and (v) if applicable, the duration of the 2022 Refinancing Interest Period with respect thereto. If KBR fails to specify a 2022 Refinancing Term Loan Type of 2022 Refinancing Term Loan in a 2022 Refinancing Term Loan Notice or if KBR fails to give a timely notice requesting a conversion or continuation, then the applicable 2022 Refinancing Term Loans shall be made as, or converted to, 2022 Refinancing Base Rate Loans. Any such automatic conversion to 2022 Refinancing Base Rate Loans shall be effective as of the last day of the 2022 Refinancing Interest Period then in effect with respect to the applicable 2022 Refinancing Term SOFR Loans. If KBR requests a Borrowing of, conversion to, or continuation of 2022 Refinancing Term SOFR Loans in any such Loan Notice, but fails to specify a 2022 Refinancing Interest Period, it will be deemed to have specified a 2022 Refinancing Interest Period of one month. For purposes of a Borrowing of 2022 Refinancing Term Loans as 2022 Refinancing Term SOFR Loans, or a continuation of a 2022 Refinancing Term SOFR Loan, KBR shall use the 2022 Refinancing Term Loan Notice attached to the Seventh Amendment as Exhibit B.”

(ix)          Section 2.07(a)(i) shall be amended and restated to read in its entirety as follows:

“(i) Prior to the Amendment No. 7 Effective Date, the Term A-1 Borrower shall repay to the Term A-1 Lenders the aggregate principal amount of all Term A-1Loans in quarterly principal installments equal to (x) on the last Business Day of each of March, 2022, June 2022,September 2022, December 2022, March, 2023, June 2023, September 2023 and December 2023, 0.625% of the aggregate principal amount of the Term A-1 Loans outstanding on the Fifth Amendment Closing Date and (y) thereafter on the last Business Day of each March, June, September and December, 1.25% of the aggregate principal amount of the Term A-1Loans outstanding on the Fifth Amendment Closing Date (which principal amounts shall be reduced in each case as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05).

After the Amendment No. 7 Effective Date, the Term A-1 Borrower shall repay to the Term A-1 Lenders the aggregate principal amount of all Term A-1 Loans in quarterly principal installments equal to (x) on the last Business Day of each of March 2023, June 2023, September 2023 and December 2023, $636,321.45 and (y) thereafter on the last Business Day of each March, June, September and December, $1,272,642.90 (which principal amounts shall be reduced in each case as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05).”

(x)           Section 6.11 shall be amended and restated to read in its entirety as follows:

“Use the proceeds of the Loans on or after the Closing Date, (a) with respect to proceeds of the Term B Facility, solely to fund a portion of the Transactions (including the Acquisition) on the Closing Date, (b) with respect to proceeds of the Term A-1 Facility prior to the Amendment No. 7 Effective Date and the Term A-2 Facility, solely to fund completion payments required to be funded in connection with the completion of the Ichthys Project through the Ichthys Project Joint Ventures and/or for reimbursements for any such completion payments funded prior to the Closing Date, (c) with respect to the proceeds of the Term A-3 Facility, to repay outstandings under the Revolving Credit Facility on or about the Fifth Amendment Closing Date and to pay fees and expenses in connection with the Fifth Amendment, (d) with respect to the Revolving Credit Facility, to finance a portion of the Transactions and otherwise to provide ongoing working capital and for other general corporate purposes (including Permitted Acquisitions) not in contravention of any Law or of any Loan Document and (e) with respect to proceeds of the Term A-1 Facility on and after the Amendment No. 7 Effective Date, solely to refinance in full the Term A-1 Loans outstanding immediately prior to the Amendment No. 7 Effective Date.”

(c)                Interest on 2022 Refinancing Term Loans.

(i)     Subject to the provisions of the Credit Agreement with respect to default interest, the 2022 Refinancing Term Loans shall bear interest on the outstanding principal amount thereof from the date when made at a rate per annum equal to 2022 Refinancing Term SOFR or the 2022 Refinancing Base Rate, as the case may be, plus the Applicable Rate.

(ii)   Interest on each 2022 Refinancing Term Loans that is a 2022 Refinancing Term SOFR Loan shall be due and payable in arrears on each 2022 Refinancing Interest Payment Date applicable thereto and at such other times as may be specified in the Credit Agreement; provided, that any prepayment of any 2022 Refinancing Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05 of the Credit Agreement. Interest on each 2022 Refinancing Term Loans that is a 2022 Refinancing Base Rate Loan shall be due and payable in accordance with the payment of interest on 2022 Refinancing Base Rate Loans under the Credit Agreement. Interest on the 2022 Refinancing Term Loans shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.

(d)               Miscellaneous.

(i)     With respect to 2022 Refinancing SOFR or 2022 Refinancing Term SOFR, the Administrative Agent will have the right to make 2022 Refinancing Term Loan Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such 2022 Refinancing Term Loan Conforming Changes will become effective without any further action or consent of any other party to this Amendment, the Credit Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to KBR and the applicable Lenders promptly upon such amendment becoming effective.

(ii)   The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any 2022 Refinancing Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any 2022 Refinancing Term Loan Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities unrelated to the Credit Agreement or any Borrower that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any 2022 Refinancing Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to any Borrower. The Administrative Agent may select information sources or services commonly used in the banking industry for such purposes in its reasonable good faith discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any 2022 Refinancing Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.

(iii) References to the Eurocurrency Rate with respect to Dollars and Eurocurrency Rate Loans denominated in Dollars in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include 2022 Refinancing Term SOFR and 2022 Refinancing Term SOFR Loans, as applicable, with respect to the 2022 Refinancing Term Loans.

(iv) For purposes of any requirement for any Borrower to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Loan on a day other than the last day of any 2022 Refinancing Interest Period (as defined in the Credit Agreement), references to the 2022 Refinancing Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for a 2022 Refinancing Term Loan that is a 2022 Refinancing Term SOFR Loan.

(v)   All computations of interest for 2022 Refinancing Term Loans that are 2022 Refinancing Base Rate Loans (including 2022 Refinancing Base Rate Loans determined by reference to 2022 Refinancing Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest with respect to 2022 Refinancing Term Loans that are 2022 Refinancing Term SOFR Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each 2022 Refinancing Term Loan for the day on which the 2022 Refinancing Term Loan is made, and shall not accrue on a 2022 Refinancing Term Loan, or any portion thereof, for the day on which the 2022 Refinancing Term Loan or such portion is paid, provided that any 2022 Refinancing Term Loan that is repaid on the same day on which it is made shall, subject to the provisions in the Credit Agreement addressing payments generally, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent demonstrable error.

(vi) The provisions in the Credit Agreement addressing a LIBOR Successor Rate for Dollars shall be deemed to apply to 2022 Refinancing Term SOFR Loans and 2022 Refinancing Term SOFR, as applicable, and the related defined terms shall be deemed to include Dollars and 2022 Refinancing Term SOFR, as applicable.

3.             Representations and Warranties. By its execution hereof, each Loan Party hereby represents and warrants to the Administrative Agent and the Permitted Refinancing 2022 Lenders as follows:

(a)           the execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any applicable Law, except, in the cases of clause (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect;

(b)           this Amendment has been duly executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of each Loan Party (and the Credit Agreement, as amended hereby, and each other Loan Document constitutes the legal, valid and binding obligation of each Loan Party party thereto), in each case enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)           before and after giving effect to this Amendment (including the incurrence of the 2022 Refinancing Term Loans and the refinancing of the Term A-1 Loans outstanding immediately prior to the Amendment No. 7 Effective Date with the proceeds thereof), the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Amendment No. 7 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and

(d)           before and after giving effect to this Amendment (including the incurrence of the 2022 Refinancing Term Loans and the refinancing of the Term A-1 Loans outstanding immediately prior to the Amendment No. 7 Effective Date with the proceeds thereof), no Default exists.

4.             Amendment No. 7 Effective Date.

(a)           This Amendment (including the incurrence of the 2022 Refinancing Term Loans and the refinancing of the Term A-1 Loans outstanding immediately prior to the Amendment No. 7 Effective Date with the proceeds thereof) will become effective on the first date (the “Amendment No. 7 Effective Date”) on which the following conditions precedent are satisfied:

(i)            the Administrative Agent and the Permitted Refinancing 2022 Lenders shall have received, in form and substance reasonably satisfactory to them, each of the following:

(A)          counterparts of this Amendment duly executed by (1) each Loan Party, (2) the Administrative Agent, and (3) each Permitted Refinancing 2022 Lender;

(B)          (1) the documentation and other information with respect to each Loan Party that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, and (2) if KBR qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to KBR;

(C)          one or more certificates of a Responsible Officer of each Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and together with all attachments identified below, certifying in his/her capacity as such, as of the Amendment No. 7 Effective Date:

(1)        as to the accuracy of the representations and warranties set forth in Section 3 above;

(2)        that since December 31, 2021, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect;

(3)       that the resolutions or written consent adopted by such Loan Party approving or consenting to the 2022 Refinancing Term Loans and the Organization Documents (including all amendments thereto) of such Loan Party (A) have not been modified, amended, rescinded or replaced since such Organization Documents were last delivered and certified to the Administrative Agent and continue to be in full force and effect as of the Amendment No. 7 Effective Date or (B) are attached thereto and are true and correct copies thereof, in full force and effect as of the Amendment No. 7 Effective Date and, in the case of the certificate of formation or articles of incorporation or organization (as the case may be) under this clause (B), shall be certified (to the extent such certificates are routinely issued in such jurisdiction) as of a recent date by the appropriate Governmental Authority in such Loan Party’s jurisdiction of incorporation or formation; and

(4)       that the attached document(s) and certification(s) as reasonably required by the Administrative Agent to evidence that such Loan Party is duly organized or formed, validly existing, in good standing (to the extent applicable) and qualified to engage in business in such Loan Party’s jurisdiction of incorporation or formation are true and correct copies thereof, in full force and effect as of the Amendment No. 7 Effective Date and certified by the appropriate Governmental Authority in such Loan Party’s jurisdiction of incorporation or formation (to the extent such certificates are routinely issued in such jurisdiction) as of a recent date prior to the Amendment No. 7 Effective Date reasonably satisfactory to the Administrative Agent;

(D)          to the extent requested not later than two Business Days prior to the Amendment No. 7 Effective Date, the Administrative Agent shall have received notes (which shall constitute Term A-1 Notes), if any, executed by KBR in favor of each Permitted Refinancing 2022 Lender requesting such Term A-1 Notes; provided that any failure to request any such Term A-1 Note in connection with the Amendment No. 7 Effective Date shall not limit the ability of any Permitted Refinancing 2022 Lender to request a Term A-1 Note from time to time pursuant to the Credit Agreement;

(E)           opinions of counsel for KBR in each relevant jurisdiction (as agreed by KBR and the Administrative Agent), dated the Amendment No. 7 Effective Date and addressed to the Administrative Agent and the Permitted Refinancing 2022 Lenders, in form and substance reasonably acceptable to the Administrative Agent;

(ii)           substantially concurrently with the Amendment No. 7 Effective Date (A) the Administrative Agent and the applicable Borrowers shall prepay in full the entire principal amount of the Term A-1 Loans outstanding immediately prior to the Amendment No. 7 Effective Date, along with all accrued and unpaid interest and fees thereon and (B) to the extent such amounts are provided at least three Business Days prior to the Amendment No. 7 Effective Date, KBR shall have paid any amounts under Section 3.05 of the Credit Agreement or other amounts provided by the Credit Agreement or any other Loan Document (including this Amendment) in connection with such repayment; provided that the repayment provided in this section may be accomplished by the Administrative Agent netting or otherwise utilizing the proceeds of the 2022 Refinancing Term Loans;

(iii)          all fees and expenses required to be paid in connection with this Amendment (including all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and/or its Affiliates (including the reasonable and documented fees, disbursements and other out-of-pocket charges of counsel (subject to the limitations set forth in Section 10.04(a)(i) of the Credit Agreement))) shall have been paid (in the case of expenses, to the extent that KBR has received an invoice therefor at least three Business Days prior to the Amendment No. 7 Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced)); and

(iv)          the Administrative Agent shall have received a 2022 Refinancing Term Loan Notice for the advance of the 2022 Refinancing Term Loans to occur on the Amendment No. 7 Effective Date, provided that if such notice requests that the 2022 Refinancing Term Loans be made on the Amendment No. 7 Effective Date as 2022 Refinancing Term SOFR Loans, such notice shall have been received at least two Business Days prior to the Amendment No. 7 Effective Date.

(b)           Each Permitted Refinancing 2022 Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Permitted Refinancing 2022 Lender unless the Administrative Agent shall have received notice from such Permitted Refinancing 2022 Lender prior to this Amendment being deemed effective by the Administrative Agent on the Amendment No. 7 Effective Date specifying its objection thereto.

(c)           From and after the Amendment No. 7 Effective Date, the Credit Agreement is amended as set forth herein.

(d)           Except as expressly amended and/or waived pursuant hereto, the Existing Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects, and any waiver contained herein shall be limited to the express purpose set forth herein and shall not constitute a waiver of any other condition or circumstance under or with respect to the Credit Agreement or any of the other Loan Documents.

(e)           The Administrative Agent will notify KBR and the Lenders of the occurrence of the Amendment No. 7 Effective Date.

5.             No Novation; Reaffirmation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Credit Agreement, the Credit Agreement or of any of the other Loan Documents or any obligations thereunder. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, including the 2022 Refinancing Term Loans constituting Loans and Obligations under the Credit Agreement, (b) confirms and affirms all of its obligations under the Loan Documents, (c) confirms and affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting as security for the payment and performance of the Obligations outstanding on the Amendment No. 7 Effective Date immediately prior to and immediately after the effectiveness of the amendments provided by this Agreement and any Obligations outstanding at any time under the Credit Agreement, and (d) agrees that this Amendment and all documents executed in connection herewith (i) do not operate to reduce or discharge any Loan Party’s obligations under the Loan Documents and (ii) in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

6.             Miscellaneous.

(a)           Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. All references in any Loan Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)           This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Permitted Refinancing 2022 Lender and each other Loan Party, and their respective successors and assigns.

(c)           THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT LIMITING THE FOREGOING SENTENCE, THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d)           This Amendment may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Amendment which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(e)           If any provision of this Amendment, the Existing Credit Agreement as amended hereby or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)            The Borrowers agree to pay in accordance with Section 10.04 of the Credit Agreement all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

(g)           This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

7.             References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby, and as further amended, restated, supplemented or modified from time to time in accordance with the terms thereof.

8.             Entire Agreement. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

9.             Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

10.           Agents and Arrangers. Each Lender (or Affiliate thereof) listed on the cover page of the Existing Credit Agreement as a “Co-Syndication Agent”, “Co-Documentation Agent”, “Joint Lead Arranger” and/or “Joint Bookrunner” shall have each such title with respect to this Amendment and the 2022 Refinancing Term Loans provided hereunder.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LOAN PARTIES:

KBR, INC., a Delaware corporation, as KBR, a Borrower and a Guarantor

By:	/s/ Stuart J.B. Bradie
Name:	Stuart J.B. Bradie
Title:	President and Chief Executive Officer

KELLOGG BROWN & ROOT LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Stuart J.B. Bradie
Name:	Stuart J.B. Bradie
Title:	President and Chief Executive Officer

KBR ENGINEERING COMPANY, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Jay Ibrahim
Name:	Jay Ibrahim
Title:	President, Energy Solutions

KBR SERVICES, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ William Byron Bright
Name:	William Byron Bright
Title:	President Government Solutions

KBR, Inc.
Signature Pages
Amendment No. 7 to Credit Agreement (Refinancing Amendment)

KBR WYLE SERVICES, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ William Byron Bright
Name:	William Byron Bright
Title:	President Government Solutions

KBR CONSTRUCTION COMPANY, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Jay Ibrahim
Name:	Jay Ibrahim
Title:	President, Energy Solutions

KBR GROUP HOLDINGS, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Stuart J.B. Bradie
Name:	Stuart J.B. Bradie
Title:	President and Chief Executive Officer

GLOBAL LOGISTICS SUPPORT, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ William Byron Bright
Name:	William Byron Bright
Title:	President Government Solutions

KBR DIEGO GARCIA, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Ella Studer
Name:	Ella Studer
Title:	Senior Vice President & Chairman

KBR, Inc.
Signature Pages
Amendment No. 7 to Credit Agreement (Refinancing Amendment)

KBR HOLDINGS, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Stuart J.B. Bradie
Name:	Stuart J.B. Bradie
Title:	President and Chief Executive Officer

KBR OVERSEAS, INC., a Delaware corporation, as a Guarantor

By:	/s/ Stuart J.B. Bradie
Name:	Stuart J.B. Bradie
Title:	President and Chief Executive Officer

KBR TECHNICAL SERVICES, INC., a Delaware corporation, as a Guarantor

By:	/s/ Stuart J.B. Bradie
Name:	Stuart J.B. Bradie
Title:	President and Chief Executive Officer

KBR USA LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Stuart J.B. Bradie
Name:	Stuart J.B. Bradie
Title:	President and Chief Executive Officer

WYLE INC., a Delaware corporation, as a Guarantor

By:	/s/ William Byron Bright
Name:	William Byron Bright
Title:	President Government Solutions

KBR, Inc.
Signature Pages
Amendment No. 7 to Credit Agreement (Refinancing Amendment)

3 MAST HOLDINGS, LLC, a Virginia limited liability company, as a Guarantor

By:	/s/ William Byron Bright
Name:	William Byron Bright
Title:	President Government Solutions

Dependable Global Solutions, LLC, a Virginia limited liability company, as a Guarantor

By:	/s/ William Byron Bright
Name:	William Byron Bright
Title:	President Government Solutions

Kord Technologies, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ William Byron Bright
Name:	William Byron Bright
Title:	President Government Solutions

Technical Staffing Resources, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Sonia Galindo
Name:	Sonia Galindo
Title:	Executive Vice President & General Counsel

Titus Group, LLC, a Virginia limited liability company, as a Guarantor

By:	/s/ William Byron Bright
Name:	William Byron Bright
Title:	President Government Solutions

KBR, Inc.
Signature Pages
Amendment No. 7 to Credit Agreement (Refinancing Amendment)

Windjammer, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ William Byron Bright
Name:	William Byron Bright
Title:	President Government Solutions

WYLE INFORMATION SYSTEMS, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ William Byron Bright
Name:	William Byron Bright
Title:	President Government Solutions

KBR, Inc.
Signature Pages
Amendment No. 7 to Credit Agreement (Refinancing Amendment)

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kyle D. Harding
Name:	Kyle D. Harding
Title:	Vice President

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

bank of america, n.a., as a Permitted Refinancing 2022 Lender

By:	/s/ Mukesh Singh
Name:	Mukesh Singh
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

PNC BANK, N.A. as a Permitted Refinancing 2022 Lender

By:	/s/ Jennifer Morelan
Name:	Jennifer Morelan
Title:	Assistant Vice President

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

BNP PARIBAS, as a Permitted Refinancing 2022 Lender

By:	/s/ Rick Pace
Name:	Rick Pace
Title:	Managing Director

By:	/s/ Kyle Fitzpatrick
Name:	Kyle Fitzpatrick
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Permitted Refinancing 2022 Lender

By:	/s/ David Baynash
Name:	David Baynash
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

CITIBANK, N.A., as a Permitted Refinancing 2022 Lender

By:	/s/ Jim Oleskewicz
Name:	Jim Oleskewicz
Title:	Vice President

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

CITIZENS BANK, N.A. (as successor by merger to CITIZENS BANK OF PENNSYLVANIA), as a Permitted Refinancing 2022 Lender

By:	/s/ Dan Laurenzi
Name:	Dan Laurenzi
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

REGIONS BANK, as a Permitted Refinancing 2022 Lender

By:	/s/ Katherine Jomantas
Name:	Katherine Jomantas
Title:	Vice President

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Permitted Refinancing 2022 Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

TRUIST BANK, as a Permitted Refinancing 2022 Lender

By:	/s/ Anika Kirs
Name:	Anika Kirs
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

MUFG BANK, LTD., as a Permitted Refinancing 2022 Lender

By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

SANTANDER BANK, N.A., as a Permitted Refinancing 2022 Lender

By:	/s/ Felix Nebrat
Name:	Felix Nebrat
Title:	SVP, Underwriting & Portfolio Management

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

Sumitomo Mitsui Banking Corporation, as a Permitted Refinancing 2022 Lender

By:	/s/ Jeffrey Cobb
Name:	Jeffrey Cobb
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

HSBC Bank USA, N.A., as a Permitted Refinancing 2022 Lender

By:	/s/ Jay Fort
Name:	Jay Fort
Title:	Regional Head – Credit Management

KBR, Inc.

Signature Pages

Amendment No. 7 to Credit Agreement (Refinancing Amendment)

Exhibit A

Commitments and Applicable Percentages for 2022 Refinancing Term Loan

Lender	2022 Refinancing Term Loan Commitment	Applicable Percentage of 2022 Refinancing Term Loan
Bank of America, N.A.	$ 8,781,236.05	8.846153903%
PNC Bank, National Association	$ 7,826,753.81	7.884615375%
BNP Paribas	$ 7,826,753.81	7.884615375%
Capital One, National Association	$ 7,826,753.81	7.884615375%
Citibank, N.A.	$ 7,826,753.81	7.884615375%
Citizens Bank, N.A.	$ 7,826,753.81	7.884615375%
Regions Bank	$ 7,826,753.81	7.884615375%
The Bank of Nova Scotia, Houston Branch	$ 7,826,753.81	7.884615375%
Truist Bank	$ 7,826,753.81	7.884615375%
MUFG Bank, Ltd.	$ 7,826,753.81	7.884615375%
Santander Bank, N.A.	$ 7,826,753.81	7.884615375%
Sumitomo Mitsui Banking Corporation	$ 6,108,685.93	6.153846176%
HSBC Bank USA, N.A.	$ 6,108,685.93	6.153846176%
Total	$99,266,146.01	100.000000000%

Exhibit A
(to Amendment No. 7 of KBR Inc.)

Exhibit B

FORM OF 2022 REFINANCING TERM LOAN NOTICE

Date: ___________, 202_

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of April 25, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among KBR, Inc., a Delaware corporation (“KBR”), the other Borrowers party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

KBR hereby requests (select one):

☐	a Term A-1 Borrowing of 2022 Refinancing Term Loans

☐	a conversion or continuation of 2022 Refinancing Term Loans

1.	On ________________________________ (a Business Day).

2.	In the amount of $________________________.

3.	Comprised of _______________________________. [2022 Refinancing Term Loan Type requested]

4.	For 2022 Refinancing Term SOFR Loans: with an Interest Period of [1][3] months.

[Signature page follows.]

Exhibit B
(to Amendment No. 7 of KBR Inc.)

KBR, INC.

By:
Name:
Title:

Exhibit B
(to Amendment No. 7 of KBR Inc.)